SUPPLEMENT TO THE PROSPECTUSES

OF WELLS FARGO COREBUILDER SHARES

For the Wells Fargo CoreBuilder Shares - Series CP
Wells Fargo CoreBuilder Shares - Series SM
(each a “Fund”, and together the “Funds”)
Effective immediately, the footnote in the section entitled “Fund Summary - Fees and Expenses” is hereby replaced with the following:
Wells Fargo Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent, interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

June 1, 2021	CBSM061CBM/P151SP